Commitments and contingencies	6 Months Ended
Jun. 30, 2023
Capital commitments [abstract]
Commitments and contingencies
11. Commitments and contingencies
Contingent liabilities (subsidiaries, joint operations, joint ventures and associates)
Contingent liabilities, indemnities and other performance guarantees represent the potential outflow of funds from the Group for the satisfaction of obligations including those under contractual arrangements (for example undertakings related to supplier agreements) not provided for in the balance sheet, where the likelihood of the contingent liabilities, guarantees or indemnities being called is assessed as possible rather than probable or remote.
Contingent liabilities, indemnities and other performance guarantees were US$486 million at 30 June 2023 (31 December 2022: US$498 million).
There were no material contingent liabilities arising in relation to the Group’s joint ventures and associates. We have not established provisions for certain additional legal claims in cases where we have assessed that a payment is either not probable or cannot be reliably estimated. A number of our companies are, and will likely continue to be, subject to various legal proceedings and investigations that arise from time to time. As a result, the Group may become subject to substantial liabilities that could affect our business, financial position and reputation. Litigation is inherently unpredictable and large judgments may at times occur. The Group may in the future incur judgments or enter into settlements of claims that could lead to material cash outflows. We do not believe that any of these proceedings will have a materially adverse effect on our financial position.
Contingent liabilities - not quantifiable
The current status of contingent liabilities where it is not practicable to provide a reliable estimate of possible financial exposure is:
11. Commitments and contingencies (continued)
Litigation disputes

Litigation matter	Latest update
Timing of the impairment of Rio Tinto Coal Mozambique (US securities and exchange commission)	In October 2017, Rio Tinto announced that it had been notified by the U.S. Securities and Exchange Commission (SEC) that the SEC had filed a complaint in relation to Rio Tinto’s disclosures and timing of the impairment of Rio Tinto Coal Mozambique (RTCM). The impairment was reflected in Rio Tinto’s 2012 year-end accounts. The SEC alleges that Rio Tinto, a former chief executive, Tom Albanese, and a former chief financial officer, Guy Elliott, committed violations of the antifraud, reporting, books and records, and internal control provisions of the federal securities law by not accurately disclosing the value of RTCM and not impairing it when Rio Tinto published its 2011 year-end accounts in February 2012 or its 2012 interim results in August 2012. In June 2019, the trial court dismissed an associated US class action on behalf of securities holders. In August 2020, the appeals court partially overturned the court’s dismissal and the trial court dismissed the case again in 2022. The securities holders have appealed further to reinstate their claims, and the court received briefing in 2023. No provision has been recognised for this case.
2011 Contractual payments in Guinea
Rio Tinto continues to co-operate fully with relevant authorities in connection with their investigations in relation to contractual payments totalling US$10.5 million made to a consultant who had provided advisory services in 2011 on the Simandou project in Guinea. In August 2018, the court dismissed a related US class action commenced on behalf of securities holders.
On 6 March 2023, we resolved a previously self-disclosed investigation by the SEC into certain contractual payments totalling US$10.5 million made to a consultant who had provided advisory services in 2011, relating to the Simandou project in the Republic of Guinea. Without admitting to or denying the SEC’s findings, Rio Tinto paid US$15 million civil penalty for violations of the books and records and internal controls provisions of the Foreign Corrupt Practices Act.
No provision has been recognised for other related investigations.

At 30 June 2023, the outcome of these matters remains uncertain, but they could ultimately result in a material financial impact. We believe these cases are unwarranted and will defend against the allegations vigorously. A dedicated Board committee continues to monitor the progress of these matters.
11. Commitments and contingencies (continued)
Other contingent liabilities
We are modernising agreements with Traditional Owner groups in response to the Juukan Gorge incident. We have created provisions, within “Other provisions”, based on our best estimate of historical claims; however, the process is incomplete and it is possible that further claims could arise relating to past events.
Close-down and restoration provisions are not recognised for those operations that have no known restrictions on their lives as the date of closure cannot be reliably estimated. This applies primarily to our Canadian aluminium smelters, which are not dependent upon a specific orebody and have access to indefinite-lived power from owned hydro-power stations with water rights permitted by local governments. In these instances, a closure obligation may exist at the reporting date; however, due to the indefinite nature of asset lives it is not possible to arrive at a sufficiently reliable estimate for the purposes of recognising a provision. Close-down and restoration provisions are recognised at these operations for separately identifiable closure activities which can be reasonably estimated, such as the demolition and removal of fixed structures after a pre-determined period. Any contingent liability for these assets will crystallise into a closure provision if and when a decision is taken to cease operations.
Capital commitments at 30 June 2023
Capital commitments, excluding the Group's share of joint venture capital commitments, were US$3,743 million (31 December 2022: US$3,354 million). Our capital commitments include open purchase orders for managed operations and expenditure on major projects already authorised by our Investment Committee for non-managed operations. They do not include the estimated incremental capital expenditure relating to decarbonisation projects of US$7.5 billion between 2022 and 2030 unless otherwise contractually committed. On a legally enforceable basis, capital commitments would be approximately US$1.3 billion (31 December 2022: US$1.0 billion) as many of the contracts relating to the Group’s projects have various cancellation clauses.
The Group's share of joint venture capital commitments was US$13 million at 30 June 2023 (31 December 2022: US$15 million).